Exhibit 10.158

                             SECURED PROMISSORY NOTE



US$_________                                               _________   __, 2006
Irvine, California

      HiEnergy Technologies, Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay __________________ (the "Holder"), at _________________, or at such other place as designated in writing by Holder, the principal sum of __________ (US$_______), with interest thereon at the rate of ten percent (10%) per annum on the then outstanding principal balance computed on the basis of a 365-day year and charged on the basis of actual days elapsed. The outstanding principal balance, together with all accrued and unpaid interest shall all be due and payable in full on or before 5:00 p.m., California time, October __, 2007 (the "Maturity Date"). All sums payable pursuant hereto shall be payable in lawful money of the United States of America. Payments made under this Note shall be first credited to accrued interest and lastly to outstanding principal.

      As security for the due performance and payment of the Company's obligations under this Note, the Company has provided a Security Agreement of same date herewith to Holder (the "Assignment") whereby Company has granted to Holder a security interest and legal right in inventory and accounts receivable, including amounts to become due, with aggregate value equal to the principal (the "Security").

                              TERMS AND CONDITIONS

      Section 1. Prepayment. At the Company's sole option, the Company may prepay the outstanding principal amount of this Note plus all accrued and unpaid interest in cash at any time without penalty prior to maturity. All payments made on account of the indebtedness evidenced by this Note shall be applied first to accrued but unpaid interest, if any, and the remainder shall be applied to principal.

      Section 2. Default. The Holder will have, in addition to its rights and remedies under this Note, to declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full and seek recourse against the Security if any of the following events (each hereinafter called individually an "Event of Default") shall occur:

            (a) If Company shall default in the payment of any amount on this Note when the same shall become due and payable, whether at maturity or by acceleration or otherwise, or otherwise default under this Note; or

            (b) If Company shall make an assignment for the benefit of creditors; or

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            (c) If Company shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation; or

            (d) In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or a sale, or a series of related sales, of all or substantially all of the assets of the Company, or a sale, or a series of related sales, or exchange, of capital stock of the Company, either by the Company or its shareholders, such that the Company's shareholders immediately before such transaction do not hold (by virtue of such shares or securities issued solely with respect thereto) more than fifty percent (50%) of the voting power of the surviving or continuing entity, or a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving corporation or as a result of which the holders of stock of the Company as of prior to the transaction do not hold (by virtue of such shares or securities issued solely with respect thereto) more than fifty percent (50%) of the voting power of the surviving or continuing entity.

      Section 3. No Waiver. No waiver by Holder of any default of breach by Company under this Note shall be implied from any delay or omission by Holder to take action on account of such default if such default persists or is repeated; no express waiver shall affect any default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Holder to or of any act by Company requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

      Section 4. Representations and Warranties of Company. The Company represents and warrants to the Holder as follows:

            (a) The Company has been duly incorporated, validly exists and is in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

            (b) This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Note and to perform its obligations hereunder.

            (c) The execution, delivery and performance of this Note will not
(i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or
(B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject.

            (d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Note.

      Section 5. Collection Costs. Company covenants that, upon an Event of Default, it shall pay to the person entitled to receive such payment such further amount, to the extent lawful, as shall be sufficient to cover the cost and expense of collection and enforcement of this Note, including reasonable attorneys' fees and costs, court costs, costs of appeal and costs of collection and enforcement of any judgment.

      Section 6. Successors/Liability. This Note shall be binding upon the heirs, successors and assigns of Company and shall inure to the benefit of Holder and his or its heirs, personal representatives, successors and assigns.

      Section 7. Compliance. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission.

      Section 8. Transfer. Subject to the restrictions and limitations on transfer under federal or state securities laws, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor, dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered, will be issued to and registered in the name of the transferee or transferees.

      Section 9. Note Register. This Note is transferable only upon the books of the Company that Company shall maintain for such purpose. The Company may treat the registered holder of this Note as he or it appears on the Company's books at any time as the Holder for all purposes.

      Section 10. Loss, Etc., of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if lost, stolen or destroyed, and upon surrender and cancellation of this Note if mutilated, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

      Section 11. Automatic Exchange of Note. The outstanding principal amount of this Note together with all accrued but unpaid interest hereunder (the "Outstanding Balance"), shall automatically be exchanged into shares issued in an equity or equity based financing or a combination of equity financings following the Issuance Date with gross proceeds totaling at least $220,000 (the "Qualified Financing"); provided, however, that for purposes of determining the number of equity securities, including warrants issued in such Qualified Financing, to be received by the Holder upon such exchange, the Holder shall be deemed to have tendered 110% of the Outstanding Balance of the Note as payment of the purchase price in the Qualified Financing. Upon such exchange pursuant to a Qualified Financing, the Holder shall be deemed to be a purchaser in such Qualified Financing and shall be granted all rights afforded a purchaser in the Qualified Financing.

      Section 12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

      Section 13. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

      IN WITNESS WHEREOF, Company has caused this Note to be executed as of the date set forth above.



                                  HiEnergy Technologies, Inc.,
                                     a Delaware corporation



                                  By:
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